Exhibit 99.2

Leading in Residential Controls & Sensing These materials are forward-looking business plans subject to modification based on many factors, including changing economic and business conditions. Unless otherwise noted, the plans and proposals described herein are not final and may be modified or even abandoned at any time. No final decision will be taken with respect to such plans or proposals without prior satisfaction of any applicable requirements with respect to informing, consulting or negotiating with employees or their representatives. © 2026 Resideo Technologies | 1

Forward-Looking Statements © 2026 Resideo Technologies | 2 W E L C O M E Forward-Looking Statements This presentation and the related conference call contain "forward-looking statements," including, but not limited to, those regarding the anticipated separation of Resideo Technologies' Products & Solutions and ADI Global Distribution businesses into two independent publicly traded companies, the expected timeline for completing the transaction, the strategic rationale and potential benefits of the separation, the anticipated financial and operational performance of each company following the separation, expected leadership transitions, future capital allocation priorities, growth initiatives, market positioning, and other future events or developments. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks and uncertainties, which may cause the actual results or performance of Resideo Technologies, Inc. ("Resideo" or the "Company") to differ materially from such forward-looking statements including the possibility that the conditions to the separation may not be obtained or satisfied within the expected timeframe or at all; that the separation may not be completed on the anticipated terms or timing or may not occur at all; that the separation may not achieve the intended strategic, operational, or financial benefits for Resideo its businesses, or its shareholders; that Resideo may experience operational or other disruptions as a result of the separation, including those relating to information technology systems, business processes, internal controls, customer and vendor relationships, and workforce alignment. Each separated company's ability to succeed as an independent enterprise will depend on numerous factors, including the execution of their respective strategies and plans, access to capital markets, the competitive landscape, and general business and economic conditions. Other risks and uncertainties include, but are not limited to, (1) our ability to recognize the expected savings from, and the timing and impact of, our existing and anticipated cost reduction actions, and our ability to optimize our portfolio and operational footprint, (2) the amount of our obligations and nature of our contractual restrictions pursuant to, and disputes that have or may hereafter arise under the agreements we entered into with Honeywell in connection with the spin-off of Resideo from Honeywell, (3) the ability of the Company to drive increased customer value and financial returns and enhance strategic and operational capabilities, (4) risks and uncertainties relating to tariffs that have been or may be imposed by the United States and other governments, (5) risks related to our anticipated separation of Resideo Technologies' Products & Solutions and ADI Global Distribution businesses into two independent publicly traded companies, including the timing thereof and that we may experience operational or other disruptions as a result of the separation and the planning therefor, and (6) the other risks described under the headings "Risk Factors" and "Cautionary Statement Concerning Forward-Looking Statements" in our Annual Report on Form 10-K for the year ended December 31, 2025 and other periodic filings we make from time to time with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release and we caution investors not to place undue reliance on any such forward-looking statements. The targets presented herein reflect certain estimates and assumptions of management as of the date hereof and any forward-looking statements made herein speak only as of the date hereof. These are not projections and there can be no assurance that these targets are indicative of the future performance of Resideo. Actual results may vary, and such variance may be material. Basis of Presentation This presentation contains certain financial information that reflects management's estimates of the stand-alone costs, expenses, and operating results of the Company as if it were operating as a separate, independent Company. Because this information is based on estimates and assumptions made by management, it is inherently uncertain, and actual results may differ materially from those presented herein. For the fiscal years ended December 31, 2023, 2024 and 2025, management has presented Adjusted Revenue, which adjusts reported revenue for intercompany sales from Resideo Technologies' Products & Solutions segment to ADI Global Distribution as if they had been third-party sales. FY23 revenue is further adjusted for the disposition of the Genesis business. See the reconciliation of Adjusted Revenue, which is a non-GAAP metric, to reported revenue in the Appendix to these slides. Use of Non-GAAP Measures This presentation includes certain non-GAAP financial measures, including Adjusted Revenue, Adjusted Gross Margin, Adjusted Gross Margin %, Standalone Adjusted EBITDA, Standalone Adjusted EBITDA margin, and Adjusted Capex, as defined under the Securities Exchange Act of 1934 and in accordance with Regulation G thereunder. Management believes the use of such non-GAAP financial measures assists investors in understanding the ongoing operating performance of the Company by presenting financial results between periods on a more comparable basis. Such non-GAAP financial measures should not be construed as an alternative to reported results determined in accordance with U.S. GAAP. Readers should also consider the limitations associated with these non-GAAP financial measures, including the potential lack of comparability of these measures from one company to another. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP in the Appendix to these slides. Market, Industry and Other Information This presentation includes market, industry and other statistical data, as well as estimates and forecasts, from internal research and third-party publications, surveys and studies. Such information involves numerous assumptions and limitations, and you should not place undue weight on these data or estimates. Information contained herein obtained from third-party sources and has not been independently verified. The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information. This presentation is provided solely for your information in connection with your evaluation of the Company and is not intended for redistribution, publication or use by any other person. Trademarks, Service Marks and Trade Names We own or license the trademarks, service marks and trade names that we use in connection with the operation of our business, including our corporate names, logos and website names. The Honeywell Home trademark is used under license from Honeywell International Inc. This presentation may also contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © and ® symbols, but we will assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors, if any, to these trademarks, service marks, trade names and copyrights.

resideo

We are creating two leading companies

REZI
LISTED
NYSE

Spin Distribution

REZI shareholders as of the record date will receive 1 share of ADIG common stock for every 2 shares of REZI common stock owned resideo

NYSE: REZI

A Leading Manufacturer of Building Products Focused on Residential Controls and Sensing Solutions

- **$2.9B** FY2025 Standalone Adj. Revenue
- **$581M** FY2025 Standalone Adj. EBITDA
- **20.3%** FY2025 Standalone Adj. EBITDA Margin

ADI

NYSE: ADIG

Leading Specialty Distributor of Low-Voltage Products, Including Security and Audio-Visual Solutions

- **$4.8B** FY2025 Standalone Revenue
- **$295M** FY2025 Standalone Adj. EBITDA
- **6.2%** FY2025 Standalone Adj. EBITDA Margin

Note: Adjusted Revenue for Resideo is a non-GAAP financial measure in which intercompany sales from the Products & Solutions business to ADI in historical periods have been adjusted to recognize them as if they had been third party sales. Standalone Adjusted EBTIDA is a non-GAAP financial measure which has been adjusted for estimated costs required to operate each company on a standalone basis. See the non-GAAP reconciliations in the Appendix for additional details.

© 2026 Resideo Technologies | 3

Nina Richardson Director Brian Kushner, Ph.D. Director Paul Deninger Director Resideo's Board brings continuity of governance and stewardship © 2026 Resideo Technologies | 4 Andrew Campelli Director Andrew Teich Chairman of the Board Jack Lazar Director John Stroup Director Kareem Yusuf Director Sharon Wienbar Director Tom Surran Director

We are focused and ready for the future © 2026 Resideo Technologies | 5 A GE ND A P R E SE N TE RS 01 Our Winning Strategy Tom Surran President & CEO 02 Our Differentiated Offering Scott Ziffra SVP, Engineering 03 Why We Win Scott Harkins SVP, Sales & Marketing 04 Supply Chain Excellence Pat Murray SVP, Integrated Supply Chain & IT 06 Group Q&A 05 Financial Conviction Tom Surran President & CEO Resideo Leadership

Our Winning Strategy Tom Surran President & CEO © 2026 Resideo Technologies | 6 Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction SVP, General Counsel & Corporate Secretary Joshua Foster SVP, Strategy & Business Operations Amit Mehta SVP, Integrated Supply Chain & IT Pat Murray SVP, Sales & Marketing Scott Harkins SVP, Engineering Scott Ziffra President & CEO Tom Surran We win as a team of teams 7 PRODUCT TEAM LEGAL TEAM SALES TEAM OPERATIONS TEAM HUMAN RESOURCES TEAM ENGINEERING TEAM OUR MISSION MARKETING TEAM FINANCE TEAM © 2026 Resideo Technologies |

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction © 2026 Resideo Technologies | 8 Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction
resideo

There are significant opportunities for profitable growth

CORE SAM[1]
$40B+

TAM[2]
$100B+


CORE SAM
$40B+
COMFORT
$21B
Air $6B
Water $10B
Combustion Controls $5B
PROTECTION
$20B
Security $17B
Safety $3B
Serving the critical systems of the home

Source(s): Third party research, [1]Core SAM reflects the serviceable addressable market for the core product categories Resideo competes in — excluding adjacent and expansion categories — across North America and Europe; figures rounded to nearest $1B (Third party research, 2026). [2]TAM (total addressable market) includes the core SAM base and extends it to near-core and adjacent product categories as well as additional geographies in North America, Europe, Latin America, the Middle East/Africa & Rest of E. Europe (Third party research and management estimates, 2026)

© 2026 Resideo Technologies | 9

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Residential market tailwinds benefit Resideo

REPAIR AND REMODEL[1]

~80%

RECORD HOMEOWNER EQUITY ENABLES UPGRADE SPENDING
Average mortgage-holding homeowner has approx. ~$300k in equity[2]

AGING HOUSING STOCK – driving demand for retrofits and upgrades
Median age of owner-occupied housing ≥40 years[3]

CLIMATE AND SAFETY CONCERNS ARE INFLUENCING GROWING RETROFIT SPEND[4]

NEW CONSTRUCTION[1]

~20%

PERSISTENT HOUSING SUPPLY SHORTAGE
Deficit **up to 4.7 million** despite pandemic construction surge[5]

PENT-UP DEMAND
Over 8 million homes being shared with non-relatives[6]

U.S. HOUSING STARTS
Current build rate of 1.3M/yr is well under equilibrium – expected to average 1.6M/yr from 2024-2033[7]

Source(s): Company management estimates, Resideo filings; [1]As of 2024, Company management estimates utilized to derive ~80/~20 Repair & Remodel vs. New Construction split – existing home installed base, Source (U.S. Census Bureau, 2024) & new construction, Source (U.S. Congressional Budget Office, September 2024); [2]As of Q425, Source (Cotality, March 2026); [3]As of 2024, Source (NAHB, March 2026); [4]As of 2025, Source (U.S. FHFA, December 2024; Harvard JCHS, March 2025); [5]As of March 2025, revised in March 2026, Source (U.S. Chamber of Commerce, March 2026); [6]As of July 2025, Source (Zillow, July 2025); [7]As of September 2024, Source (U.S. Congressional Budget Office, September 2024)

© 2026 Resideo Technologies | 10

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Our portfolio and platform are essential to all homes 11 A SYSTEM OF SYSTEMS Heating & Cooling Electrical / Energy Management Plumbing / Water Management Security / Life Safety The Resideo Ecosystem We are building an ecosystem that brings homes together — coordinating and delivering intelligence across systems for greater performance, efficiency and peace of mind BUILT ON Redlink Plus Common Data Model FORTIQ Platform Our communication protocol – reliable, secure, optimized for the home A shared language for devices & systems to work together Robust, scalable, secure foundation built for high availability and uptime © 2026 Resideo Technologies |

We have built domain expertise through a history of innovation 12 SMOKE DETECTORS From 1964... © 2026 Resideo Technologies | SECURITY SYSTEMS From 1929... THERMO STATS From 1885... Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction ...to Today ...to Today ...to Today

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Homeowners and Pros trust our brands

PRIMARY BRANDS

Honeywell Home

#1
NORTH AMERICA RESIDENTIAL THERMOSTATS[1]

≥50
NPS SCORE[3]

FIRST ALERT®

#1
NORTH AMERICA RESIDENTIAL FIRE SAFETY HARDWARE[2]

≥55
NPS SCORE[3]

PRO SUPPORT BRANDS

Braukmann | BRK® | ADEMCO

Source(s): Company management estimates, Resideo filings; [1]#1 by estimated segment revenue share of the North America residential thermostat segment; Resideo share based on internal revenue data and primary market-participant interviews, with competitor shares estimated from public company disclosures and primary interviews (Third party research, 2026). [2]#1 by estimated segment revenue share of the North America residential fire safety hardware segment; Resideo share based on internal revenue data, with competitor shares estimated from primary market-participant interviews (Third party research, 2026). [3]Net Promoter Score (NPS), internally calculated from the Honeywell Home and First Alert Brand Health Trackers; results based on the responses of 2,964 (Honeywell Home) and 2,968 (First Alert) U.S. adult homeowners ages 18+, collected on an ongoing monthly basis, January 2024–May 2026

© 2026 Resideo Technologies | 13

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Pros bet their business on Resideo



100K+

Pro installers, dealers, OEMs and distributors globally[1]

RELATIONSHIP WITH THE PRO IS A MOAT

- PURPOSE BUILT / EASY TO INSTALL
- PRO TRAINING RESOURCES
- CHANNELS ALL FEEDING THE PRO
- REVENUE GENERATION / LEADS
- COMPLETE SOLUTIONS FOR THE PRO

Source: [1]Company management estimates, Resideo 2025 10-K filing

© 2026 Resideo Technologies | 14

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Our scale supports durable, long-term profitability

150M+
HOMES AND BUSINESSES[1]

~15M
THERMOSTATS PER YEAR[2]

~24M
SMOKE ALARMS PER YEAR[2]

100K+
GLOBAL PRO INSTALLERS[1]

Source(s): [1]Company management estimates, Resideo filings; [2]Approximate annual unit volumes for thermostats based on fiscal year 2024, per Company financial records [3]Approximate annual unit volumes for smoke alarms based on fiscal year 2025, per Company financial records

© 2026 Resideo Technologies | 15

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

In-house manufacturing combined with our scale delivers superior value


75M+
Units produced per year[1]

VERTICAL INTEGRATION / DOMAIN KNOWLEDGE is a differentiator in our products

DELIVER VALUE AND QUALITY EFFICIENTLY – continuously improving through the Resideo Operating System

Source: Company management estimates, Resideo filings; [1]Approximate annual manufactured unit volumes based on fiscal year 2025, per Company records

© 2026 Resideo Technologies | 16

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

We are ready to execute as a standalone company

RESIDEO'S FOUR STRATEGIC PILLARS

ACCELERATE
Development Of Differentiated Solutions

FOCUS
On The Pros

EXPAND
Geographically

LEVERAGE
Scale To Provide Superior Value

RECENT PERFORMANCE REFLECTS OUR DURABLE BUSINESS

CONSECUTIVE 12-QUARTER ADJ. GROSS MARGIN EXPANSION[1]

+360 bps CUMULATIVE BASIS POINT IMPROVEMENT

FREE CASH FLOW CONVERSION[2]

85%+ IN EACH OF THE LAST THREE FISCAL YEARS

Source(s): Company management estimates. [1]Cumulative Adjusted Gross Margin expansion from FY23 to LTM Q1 26, on a pro forma standalone basis excluding Genesis. Adjusted Gross Margin % is a non-GAAP financial measure comprised of reported Gross Profit divided by Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides for additional details. [2]Free cash flow conversion for fiscal years 2023, 2024, and 2025. Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. See the non-GAAP reconciliations in the Appendix to these slides for additional details.

© 2026 Resideo Technologies | 17

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction 1Adjusted Revenue is a non-GAAP financial measure in which intercompany sales from the Products & Solutions business to ADI in the historical periods have been adjusted to recognize them as if they had been third-party sales. Adjusted Gross Margin % is a non-GAAP financial measure comprised of reported Gross Profit divided by Adjusted Revenue. Standalone Adjusted EBITDA is a non-GAAP metric which equals Adjusted EBITDA as reported for the Products & Solutions segment of Resideo, further adjusted for the estimated costs required to operate the post-Spinoff Company on a standalone basis as well as adjustments for profit in inventory on intercompany sales to ADI. Standalone Adjusted EBITDA margin equals Standalone Adjusted EBITDA divided by Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides for additional details. 2Forward looking target. Results may vary, see slide 2 for more information. Resideo is poised to drive above market growth and sustained margin expansion © 2026 Resideo Technologies | 18 $2,863 ADJ. REVENUE 39.5% ADJ. GROSS MARGIN 20.3% ADJ. EBITDA MARGIN INSTALLED BASE / BRAND HERITAGE NPI FOCUS ON THE PROFESSIONAL NEW MARKETS OPERATIONAL EXCELLENCE 4-5% ADJ. REVENUE 5 YR CAGR 43-45% ADJ. GROSS MARGIN 23-25% ADJ. EBITDA MARGIN 20251 2030 Target2 ($ IN MILLIONS)

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Resideo is primed for profitable growth © 2026 Resideo Technologies | 19 UNIQUE FOOTPRINT IN THE HOME with comprehensive portfolio managing critical systems in the home HIGHLY DURABLE DEMAND through repair and replacement and new construction STRONG COMPETITIVE POSITION based on domain expertise, trusted brands and deep customer relationships

A Resideo Home: The Most Important Place in the World. © 2026 Resideo Technologies | 20 Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Differentiated Offering Scott Ziffra SVP, Engineering © 2026 Resideo Technologies | 21 Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Homes are a complex system of systems © 2026 Resideo Technologies | 22

Our Winning Strategy | **Our Differentiated Offering** | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Our products are engineered to adapt to the complexity of today's home

ROOTED IN BUILDING SCIENCE EXPERTISE

- WHOLE-HOME SYSTEM INTERDEPENDENCY
- CODES & REGULATION
- BUILDING HEALTH AND WELLNESS
- EFFICIENCY
- ENVIRONMENT
- PRECISION CONTROL

© 2026 Resideo Technologies | 23

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction
resideo

Our best-in-class products are built to win


72
Cool to 72
Honeywell Home
Armed Away
FIRST ALERT
FIRST ALERT
FIRST ALERT

AWARDS AND ACCOLADES[1]

reddot winner 2026

Source(s): Company management estimates, Resideo filings; [1]Awards/recognitions by Resideo product: iF Design Award 2026 & Red Dot Design Award 2026 (Honeywell Home ElitePro thermostat); IoT Breakthrough 2026 (Honeywell Home heating/cooling; First Alert camera); TWICE VIP Award 2025 (First Alert CX4 Camera Series; First Alert app); Security Solutions Award 2025 (First Alert VISTA H Series); Green Builder Sustainable Product of the Year 2026 (Honeywell Home dehumidifier). Editorial picks (reflect a point in time); Tom's Guide best smart thermostat 2026 (Honeywell Home X8S); CNET best carbon monoxide detector 2026 (First Alert SC5); Wirecutter best basic smoke alarm 2025 (First Alert SM500V); PCMag best smart water leak detector 2026 (First Alert L1). Note: Product images include items not yet commercially available — a general market security panel (expected customer availability Q2 2027) and a new smoke/CO platform (expected Q2 2026)

© 2026 Resideo Technologies | 24

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Redlink Plus is among the highest performance connectivity protocols in the market © 2026 Resideo Technologies | 25 Source: Company management estimates, Resideo filings; Based on Resideo open-field testing of Redlink Plus vs. leading competing residential security RF systems; Redlink Plus showed the longest measured range and highest RF link budget of those tested. Actual in-home performance varies by environment

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Our platform delivers an intelligent ecosystem © 2026 Resideo Technologies | 26 OUR PLATFORM COMMON DATA MODEL INTELLIGENCE LAYER – AI / ANALYTICS / INSIGHTS PARTNER CONNECTIONS / INTEROPERABILITY

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Delivering comfort requires a whole home approach © 2026 Resideo Technologies | 27 Comfort products are engineered and professionally installed to control highly complex systems

Our Winning Strategy | **Our Differentiated Offering** | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

As leaders in thermostats, we have the right to win the entire system

DEVELOP CATEGORY BREADTH


72
72

Premium (ElitePro)

Mid-Tier *(Upcoming)*[1]


72

Value (FocusPro)

EXPAND INTO PRO-BACKED ADJACENCIES



Dehumidification



Humidification *(Q1 2027)*[2]



Zoning



Ventilation

LEVERAGE SCALE

40+ Product Models



5 Unique Families


72
72

Source(s): Company management estimates, Resideo filings; Portfolio breadth reflects 40+ Resideo legacy thermostat models consolidated onto 5 core product platform families (internal product-line SKU mapping).
[1]Mid-tier thermostat: in development. [2]Humidification product: expected customer availability Q1 2027 (target). Forward-looking availability dates are targets and subject to change

© 2026 Resideo Technologies | 28

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Protection requires a comprehensive ecosystem © 2026 Resideo Technologies | 29 Our Protection portfolio creates an integrated security and safety network throughout the home

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Our new security and safety platforms are a competitive advantage

DELIVER FULLY INTEGRATED WHOLE HOME PROTECTION

Next Gen Intrusion and Monitoring



Intrusion



Monitoring

Broaden Ecosystem



Video



Access Control[1]



Leak Detection

LEVERAGE SCALE

12 Product Models





1 Global Platform



Source(s): Company management estimates, Resideo filings; [1]Access control offering provided via Resideo's integration partnership with ProdataKey (PDK) on the Total Connect® 2.0 platform. Note: Product images include items not yet commercially available — a general market security panel expected customer availability Q2 2027 (target), and a new smoke/CO platform expected Q2 2026 (target). Forward-looking availability dates are targets and subject to change

© 2026 Resideo Technologies | 30

Our Winning Strategy | **Our Differentiated Offering** | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Our software and applications provide seamless experiences


PROS
Simplified Installation
AI Driven Diagnostics
Lead Link
Hello,
Nicholas Shaw
HomeCo HVAC
Featured Product
Watch the ProSeries 7 All in One Panel product overview video and install
Learn More
Latest Training Videos
Pro-IQ Essentials for Technicians
Set Up Product
Dashboard


HOMEOWNERS
Unmatched Comfort
Cost Savings
AI Enhanced Detection
My Home
Palm Springs 75°
Hero Heating and Air
Stay warm out there!
Hallway Thermostat
68° Inside | 35% Humidity
Heating to
68
Today, 11:30AM
Security Alarm!
Front Door
For everyone's safety, ensure there is no threat before cancelling an alarm.
Protected by:
AVARI
Cancel Alarm
Alarm Verify

© 2026 Resideo Technologies | 31

Our Winning Strategy | **Our Differentiated Offering** | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Our solutions are purpose-built for Pros

WE CREATE INTEGRATED, TECH-DRIVEN SOLUTIONS

- SOFTWARE LAYER HIGHLIGHTS OUR FORTIQ™ INTEGRATION
- OUR SPECIALIZED PRODUCTS AND SYSTEMIC SOLUTIONS GIVE PROS A COMPETITIVE EDGE
- ONE-STOP SHOP FOR PROS



© 2026 Resideo Technologies | 32

Our Winning Strategy | **Our Differentiated Offering** | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

The industry recognizes our quality standards

BRAND EQUITY

The most-trusted names in comfort and safety

#1

MOST-TRUSTED

Thermostat[1]

Fire safety brand[2]

CUSTOMER EXPERIENCE

Best in class

★★★★★

4.8

First Alert App rating[3]

RELIABILITY WHEN IT COUNTS

Proven at scale

>99.999%

ALARM DELIVERY UPTIME[4]

Life safety reliability when it matters most

TRUSTED BY MAJOR PARTNERS

Contractors, builders, distributors, and retailers across every channel depend on us to protect their reputations

ADT | amazon | Google | Meritage Homes LIFE. BUILT. BETTER. | FERGUSON | LOWE'S | AO Smith | Rheem | JOHNSTONE SUPPLY

Source(s): Company management estimates, Resideo filings; ¹#1 most-trusted thermostat brand (Honeywell Home), Brand Trust Survey, May 2026 — online survey of 2,000 U.S. homeowners ages 18+, nationally representative; ²#1 most-trusted fire safety brand (First Alert), Brand Trust Survey, May 2026 — online survey of 2,000 U.S. homeowners ages 18+, nationally representative; ³First Alert by Resideo mobile app: 4.8 out of 5 (22K ratings), Apple App Store (iOS), as of June 26, 2026. Note: App store ratings are dynamic and may change over time; ⁴AlarmNet platform-level alarm delivery uptime since June 1, 2025 (internal monitoring). Note: Delivery to any given device or central station is also dependent on dual-path device connectivity (broadband + cellular), central-station redundancy, and third-party carrier, ISP, and power conditions outside Resideo's control. Reflects historical performance and is not a guarantee of future uptime

© 2026 Resideo Technologies | 33

Our Winning Strategy | **Our Differentiated Offering** | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Foundational investments are accelerating our new product roadmap

~5%
R&D / ADJ. REVENUE[1]
+130bps increase since FY 2024

+1,000
ENGINEERS[2]
working together to accelerate NPI

>$100M
INVESTMENT[3]
To strengthen our platform

~2,800
PATENTS[4]
active & pending worldwide

NPI ENGINE IS DELIVERING

30% **FASTER NPI[5]**
vs. prior-generation cycles

~3x **INCREASE IN NPI REVENUE[6]**
2023 vs. 2025

Source(s): Company management estimates, Resideo filings; [1]R&D expense as a percentage of TTM Adjusted Revenue as of April 4, 2026 compared to 2024. Adjusted Revenue is a non-GAAP metric; see the non-GAAP reconciliations in the Appendix to these slides for additional information. [2]Over 1,000 engineers supporting the P&S business as of December 31, 2025 (Company census records, 2026). [3]Reflects cumulative platform investment over FY'23-FY'25, (Company financial records, 2026). [4]Approximately 2,800 active and pending patents worldwide held, per Company IP portfolio records (FY'25). [5]Reduction in average new product introduction (NPI) cycle time (development Stage 3) for 2025–2026 product programs versus 2021–2024 prior-generation programs (Company analysis, 2026). [6]NPI revenue defined as the aggregate sales of new products over a three-year period from launch, figure reflects growth in periods ended FY'23 vs. FY'25 (Company financial records, 2026).

© 2026 Resideo Technologies | 34

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction AI unlocks new value and insights for homeowners, Pros, and Resideo © 2026 Resideo Technologies | 35 CONNECTED HOME COORDINATED & CONTEXTUAL HOME COGNITIVE HOME AUTO SCHEDULING OF HIGH LOADS BASED ON PEAK ENERGY BUILD TRUST WITH FRIENDLY FACES IDENTIFY LEAKS WITH SOURCE SPECIFICITY IMPROVED HVAC EFFICIENCY BASED ON OUTSIDE TEMPERATURES AND PEOPLE ASSESSMENT OF BEHAVIOR & INTENT PROACTIVE SURVEILLANCE TO ALERT ON ANOMALIES

© 2026 Resideo Technologies | 36 DETECT ISSUES BEFORE THEY CAUSE FAILURES HVAC EQUIPMENT AND HOME MONITORED FOR ANOMALIES PROS SHIFT REPAIRS FROM REACTIVE TO PROACTIVE Pro-IQ Predict monitors the HVAC needs of your home in real-time Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Winning Strategy | **Our Differentiated Offering** | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Resideo's ecosystem makes your home smarter

BEST-OF-BREED SOLUTIONS
Safety, security, HVAC, water, and controls

COMMON CONNECTIVITY
Redlink™ Plus and standardized protocols

FORTIQ PLATFORM
Cloud services, automation, alerts, and deep data integrations

AI AND ADVANCED ANALYTICS
AI becomes the "brain" coordinating subsystems, delivering unified outcomes

RESIDEO'S PRODUCTS ARE CENTRAL TO HOME MANAGEMENT

OUR ECOSYSTEM TURNS DATA INTO INTELLIGENCE

A HOME THAT KNOWS, ANTICIPATES AND REACTS

© 2026 Resideo Technologies | 37

Our Winning Strategy | **Our Differentiated Offering** | Why We Win | Supply Chain Excellence | Financial Conviction
resideo

Our portfolio delivers a distinct competitive advantage

01	02	03	04	05
PORTFOLIO BUILT ON DOMAIN EXPERTISE	UNMATCHED BUILDING SCIENCE EXPERTISE	SUPER-CHARGED INNOVATION	QUALITY AND RELIABILITY DRIVE RETENTION	VISION FOR FUTURE – COGNITIVE HOME

© 2026 Resideo Technologies | 38

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction



Hear directly from the Pros who bet their business on Resideo

HVAC CONTRACTOR • SECURITY DEALER • PLUMBING PRO • NATIONAL INSTALLER

© 2026 Resideo Technologies | 39

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Why We Win Scott Harkins SVP, Sales and Marketing © 2026 Resideo Technologies | 40 Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction
resideo

Our mission has always been to serve the Pro

WHO WE SERVE – 100K+ PROS



HVAC TECHNICIANS



PLUMBERS



ELECTRICIANS



SECURITY DEALERS

WE ARE WHERE THE PROS SHOP

17,000+
DISTRIBUTOR LOCATIONS ACROSS HVAC & ELECTRICAL

9,000+
OUTLETS ACROSS EMEA

7,500+
RETAIL OUTLETS (North America)

200+
SECURITY OUTLETS (EMEA & Americas)

Source: Company management estimates, Resideo filings; location counts based on internal point-of-sale and third-party data as of July 1, 2026

© 2026 Resideo Technologies | 41

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Our brand strength is a revenue multiplier © 2026 Resideo Technologies | 42 Leading brands that Pros and Homeowners know and trust Our trusted brands create... SPECIFICATION- PULL SELL-THROUGH PREMIUM PRICING POWER CHANNEL LOYALTY COMFORT & CONTROLS FIRE & LIFE SAFETY PROFESSIONAL SAFETY HOME ECOSYSTEM

Our Winning Strategy | Our Differentiated Offering | **Why We Win** | Supply Chain Excellence | Financial Conviction

resideo

We have a multi-channel distribution moat

CHANNEL	% OF ADJ. REVENUE[1]	PRODUCT	REPRESENTATIVE PARTNERS
HVAC & PLUMBING	38%	Air, Water, Safety	Ferguson, Johnstone, Wolseley, VGH International, Watsco
SECURITY	11%	Security, Safety	ADI, USAA Perks
RETAIL	17%	Safety, Air	Lowe's, Amazon, Ace Hardware
ELECTRICAL	10%	Safety, Security, Air	Sonepar, City Electric Supply, HD Supply, Winsupply
OEM	22%	Combustion, Security	Bradford White Water Heaters, ADT, AO Smith, Rheem

CHANNEL-TO-PRODUCT IMPLICATIONS

Balanced channel mix supports resilient demand across end-markets

Product overlap within channels expands cross-sell and wallet share

Strategic partners deepen reach and reinforce market access

[1] Reflects LTM Q1 '26 Adjusted Revenue before FX by primary distribution channel; excludes "Other" immaterial revenue streams representing ~2% of total revenue. Adjusted Revenue is a non-GAAP financial measure in which intercompany sales from the Products & Solutions business to ADI have been adjusted to recognize them as if they had been third-party sales. See the non-GAAP reconciliations in the Appendix to these slides as well as the Basis of Presentation disclaimer on slide 2 for additional details.

© 2026 Resideo Technologies | 43

01 COMMERCIAL GROWTH DRIVERS EXPAND WALLET SHARE COMPETITIVE CONVERSIONS DEMAND GENERATION 02 EXPANSION STRATEGIES GEOGRAPHIC EXPANSION CATEGORY EXPANSION 03 MACRO GROWTH BUILDING SCIENCE TRENDS REPLACEMENT CYCLES HOUSING MARKET Our sales strategy is built on three growth pillars © 2026 Resideo Technologies | 44 Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Winning Strategy | Our Differentiated Offering | **Why We Win** | Supply Chain Excellence | Financial Conviction

resideo

Growth is driven through loyal Pro relationships

01



EXPANDING WALLET SHARE

Deepen relationships and grow share of wallet with our existing customers

02



COMPETITIVE CONVERSIONS

Win conversions and find new customers in attractive markets

03



DEMAND GENERATION

Generate demand and get our products specified by Pros

© 2026 Resideo Technologies | 45

Our Winning Strategy | Our Differentiated Offering | **Why We Win** | Supply Chain Excellence | Financial Conviction

resideo

Resideo has opportunities for strategic expansion

GEOGRAPHIC EXPANSION



EUROPE

AUSTRALIA & NEW ZEALAND

- Extend existing products into additional served markets
- Expand HVAC in Europe and Water in N. America
- Examples: Europe, Australia & New Zealand

EXPANSION STRATEGIES

CATEGORY & CHANNEL EXPANSION

INSURANCE

SMB & LIGHT COMMERCIAL

PROPERTY MANAGEMENT

- Broaden participation in light commercial and SMB
- Platforms to expand into property management tech and insurance
- Pro-IQ™ Services expansion across contractor network

© 2026 Resideo Technologies | 46

We are poised to capitalize on macro trend improvements © 2026 Resideo Technologies | 47 BUILDING SCIENCE TRENDS REPLACEMENT CYCLES HOUSING MARKET Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Our software enables Pros to run more profitable businesses © 2026 Resideo Technologies | 48 L E A D S Fuel recurring revenue for the Pro Pro-IQ + Pro App Homeowner app ecosystem Automated service leads L A B O R Take work off the Pro's plate Easy-to-install products Resideo Academy Designed-for-Pro UX L O Y A L TY Brands Pros trust at the door Trusted brand portfolio Channel breadth & depth Strategic partnerships

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction
resideo

Our professional and channel relationships are a distinct competitive advantage

01

PRO PARTNERSHIP IS OUR STRUCTURAL MOAT

02

ICONIC BRANDS ARE A REVENUE MULTIPLIER

03

DISTRIBUTION REACH IS A DECADES-BUILT ADVANTAGE

04

UNDERLYING MACRO TAILWINDS COUPLED WITH KEY GROWTH VECTORS

© 2026 Resideo Technologies | 49

\ Supply Chain Excellence Pat Murray SVP, Integrated Supply Chain and IT © 2026 Resideo Technologies | 50 Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction NPI AVERAGE DELIVERY CYCLE time reduction of 20%+ in past 3 years1 Foundational elements for value creation are in place © 2026 Resideo Technologies | 51 FRAGMENTED SYSTEMS LEGACY PROCESSES COMPLEXITY INHERITED BEST IN CLASS inventory turns CUSTOMER SATISFACTION with product delivery and service excellence NOW POST 2019 Source: Company management estimates, Resideo filings; 1Best in class Inventory Turns benchmarked against Gartner's Top 25 for 2025 Supply Chain Report

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction
resideo

Resideo's manufacturing footprint is an asset

SUPPLY-CHAIN CONTROL FROM COMPONENT TO FINISHED PRODUCT

VERTICAL INTEGRATION

STRATEGIC SUPPLIER RELATIONSHIPS

QUALITY CONTROL, RESILIENCE, COST-EFFICIENCY

CORE COMPETENCIES

- Electronics/SMT/RF
- Complex Assembly & Test
- Wireless Protocol
- Casting & Machining
- Plastic Molding


NORTH AMERICA
EUROPE

11	75M+	8,000+
Manufacturing Sites[1]	Units Produced Per Year	Supply Chain Employees

Source(s): Company management estimates, Resideo filings; [1]Map graphic excludes APAC facility

© 2026 Resideo Technologies | 52

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction
resideo

Our integrated supply chain of the future combines people with technology

OPERATIONAL EXCELLENCE PILLARS


TECH ENABLED /
HUMAN CENTRIC


RESILIENCE


SUSTAINABILITY

© 2026 Resideo Technologies | 53

Our Winning Strategy | Our Differentiated Offering | Why We Win | **Supply Chain Excellence** | Financial Conviction

resideo

A customer-first approach is our operating philosophy

OPERATIONAL EXCELLENCE DRIVES CHANNEL LOYALTY, CUSTOMER EXPERIENCE

- **Customer On Time To Request ("OTTR")** (improved from ~80% in 2023 to ~90% in 2025)
- **World-class service performance**
- **Award-winning training and digital enablement ecosystem**

INVESTING FOR CONTINUOUS IMPROVEMENT

- **Completed global implementation** of end-to-end digital supply chain system
- **Standardizing global planning processes** to manage demand and supply planning
- **AI-enabled support** transforming service quality and insight generation
- **Lean, technology-enabled operations** improving productivity and scalability — workforce optimization combined with early AI integration into daily workflows

Source(s): Company management estimates

© 2026 Resideo Technologies | 54

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Resideo delivers best-in-class quality © 2026 Resideo Technologies | 55 0.78% COPQ Cost of Poor Quality (% of Net Sales) 35% YOY IMPROVEMENT EXCEPTIONAL PRODUCT CONFORMANCE 68 CPPM Customer Defective Parts per Million 10% YOY IMPROVEMENT MINIMAL DEFECT ESCAPES TO MARKET 24 SPPM Supplier Defective Parts per Million 42% YOY IMPROVEMENT BEST IN CLASS INBOUND QUALITY Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Source(s): Company management estimates, Resideo filings; Warranty Costs, SPPM, and CPPM figures as of FY25; YoY improvement represents change between FY24 and FY25

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Our innovations enhance our integrated supply chain © 2026 Resideo Technologies | 56 OUR FOCUS: GOING FORWARD: • Data-driven operations • Continued automation and robotics expansion • Lean / scalable cost structure • Factory optimization • Investment in customer service • Transformation in progress • Not a static business • Midway through unlocking structural and operational advantages

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Resideo benchmarks against best-in-class inventory management © 2026 Resideo Technologies | 57 Source(s): Company management estimates, Resideo filings; Inventory Balances and Turns represent values from Q4 for each fiscal year. $395 $348 $319 4.90 5.00 5.50 1 2 3 4 5 6 $0 $100 $200 $300 $400 $500 2023 2024 2025 P&S GLOBAL NET INVENTORY Net Inventory, $M (Left axis) 1 Pt Net Inventory Turn (Right axis) Inventory discipline helps drive cash flows, margin

Our Winning Strategy | Our Differentiated Offering | Why We Win | **Supply Chain Excellence** | Financial Conviction

resideo

We are building the factory of the future

Investing in robotics automation technology and engineers to expand capabilities

- “Cobots" designed / manufactured in our facility
- Deployed at half lead-time / half the cost of the industry
- 39 specialized automation & technology engineers
- ~75% of design reusability across automations
- Automation utilizing AI for optimized quality

MEASURABLE IMPACTS

200+	$53M+	3YR	$17M
PROJECTS	CAPEX[1]	PAYBACK	SAVINGS



~4x

INCREASE IN COBOTS DEPLOYED SINCE 2020

[1]Capex represents spend between FY 2020 – 2025.

© 2026 Resideo Technologies | 58

Our Winning Strategy | Our Differentiated Offering | Why We Win | **Supply Chain Excellence** | Financial Conviction

resideo

Our commitment to safety and sustainability reflects our high standards

WE USE TECHNOLOGY TO SUPPORT PEOPLE, SOCIETY, AND THE PLANET THROUGH:

- SUSTAINABLE INNOVATION
- OPERATIONAL RESPONSIBILITY
- OUR COMMUNITIES
- GOVERNANCE AND ACCOUNTABILITY

BRONZE | Top 35%
ecovadis
Sustainability Rating
JAN 2026

82ND PERCENTILE

COMMITMENT TO CLIMATE

Our products enabled

~2,441

TONS OF CARBON SAVINGS ACROSS OUR FACILITIES[1]

SAFETY

2025 TCIR of

0.14

SIGNIFICANTLY BELOW THE INDUSTRY BENCHMARK OF LIKE-BUSINESSES (NAICS 33599)

WORLD-CLASS ISO STANDARDS

11 MANUFACTURING SITES WITH ISO 14001 CERTIFICATION

9 SITES CERTIFIED TO ISO 45001 (OCCUPATIONAL HEALTH AND SAFETY)

5 SITES CERTIFIED TO ISO 50001 (ENERGY EFFICIENCY)

Source(s): EcoVadis rating is for Resideo Technologies, Inc. including ADI. Resideo intends to maintain or improve the Sustainability Rating post-Spin. [1]Carbon savings represents change between FY2024 and FY2025.

© 2026 Resideo Technologies | 59

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Resideo's integrated supply chain is a competitive advantage 01 TRACK RECORD OF OPERATIONAL IMPROV EMENT 02 DIVERS IFIED AND VERTICAL LY INTEGRATED 03 DISCIPL INED INVENTORY MANAGEM ENT 04 MARGIN GROWTH THROUGH AUTOMATION 05 FOCUS ON SAFETY AND SUSTAINABILITY © 2026 Resideo Technologies | 60

Financial Conviction Tom Surran President & CEO © 2026 Resideo Technologies | 61 Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | **Financial Conviction**

resideo

A pure play products company creates a stronger financial profile

	RESIDEO PRE-SPIN 2025 *(as Reported[1])*	RESIDEO POST-SPIN 2025 *(Standalone Adjusted)*
Adjusted Revenue	$7.5B	$2.9B[2]
Adjusted Gross Margin	29.4%	39.5%
Standalone Adjusted EBITDA	$833M	$581M[3]
Standalone Adj. EBITDA Margin	11.1%	20.3%[3]
Standalone Adj. EBITDA less Adj. Capex	$717M	$519M
Standalone Adj. EBITDA less Adj. Capex Conversion	86.1%	89.3%[4]

[1]All amounts for Resideo pre-Spin 2025 are sourced from Resideo filings and shown on an as-reported basis. [2]In the Post-Spin period, 2025 Adjusted Revenue is a non-GAAP financial measure in which intercompany sales from the Products & Solutions business to ADI have been adjusted to recognize them as if they had been third-party sales. See the non-GAAP reconciliations in the Appendix to these slides as well as the Basis of Presentation disclaimer on slide 2 for additional information. [3] In the Post-Spin period, Standalone Adjusted EBITDA is a non-GAAP financial measure that equals Adjusted EBITDA as reported in 2025 for the Products & Solutions segment, burdened by estimated costs required to operate the Company on a standalone basis and further adjusted for impacts of profit in inventory. See the non-GAAP reconciliation in the Appendix to these slides for additional information. [4]Adjusted Capex is a non-GAAP financial measure. See the non-GAAP reconciliation in the Appendix to these slides for additional information.

© 2026 Resideo Technologies | 62

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Our comprehensive portfolio provides a strong foundation for growth

2025 ADJUSTED REVENUE[1] MIX


OEM Security
6%
OEM Combustion
20%
Safety
23%
Security
10%
Water
11%
Air
30%
By Product Category
OEM Security
6%
OEM Combustion
17%
Retail
17%
Distribution
60%
By Channel
Rest of World²
22%
North America
78%
By Geography

[1] Adjusted Revenue is a non-GAAP financial measure in which intercompany sales from the Products & Solutions business to ADI have been adjusted to recognize them as if they had been third-party sales. See the non-GAAP reconciliations in the Appendix to these slides as well as the Basis of Presentation disclaimer on slide 2 for additional information; [2]Rest of World includes EMEA and APAC regions.

© 2026 Resideo Technologies | 63

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | **Financial Conviction**

resideo

Financial roadmap to 2030

	Standalone Adjusted FY 2025		2030 Target
1 Adjusted Revenue[1] CAGR	1.5% *2023-2025 Growth*		4-5%
2 Adjusted Gross Margin%[2]	39.5% *2025*	~+400bps →	43-45%
3 Standalone Adjusted EBITDA Margin%[3]	20.3% *2025*	~+400bps →	23-25%

KEY FINANCIAL PILLARS

- **4-5%** revenue CAGR driven by market growth, pricing and new product introductions
- **Margin expansion** through NPI, category and geographic expansion, and execution
- **Profitability** targeted to grow at **1.5x - 2.0x** the growth rate of revenue
- **Strong FCF conversion** from capex-light model

[1]Adjusted Revenue is a non-GAAP financial measure in which intercompany sales from the Products & Solutions business to ADI have been adjusted to recognize them as if they had been third-party sales. FY23 Adjusted Revenue is further adjusted for the disposition of the Genesis business. See the non-GAAP reconciliations in the Appendix to these slides as well as the Basis of Presentation disclaimer on slide 2 for additional details. [2]Adjusted Gross Margin % is a non-GAAP financial measure comprised of reported Gross Profit divided by Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides for additional details. [3]Standalone Adjusted EBITDA is a non-GAAP metric which equals Adjusted EBITDA as reported for the Products & Solutions segment of Resideo, further adjusted for the estimated costs required to operate the post-Spinoff Company on a standalone basis as well as adjustments for profit in inventory on intercompany sales to ADI. Standalone Adjusted EBITDA margin equals Standalone Adjusted EBITDA divided by Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides for additional details Forward looking target. Results may vary, see slide 2 for more information.

© 2026 Resideo Technologies | 64

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | **Financial Conviction**

resideo

A clear path to 4-5% revenue CAGR, with upside on an improved macro

4-5% ⬆

Targeted Annualized Organic Net Sales CAGR

=

~2.0-2.5%

New Product Introductions

Growth With Existing Customers | **New Customer Wins** | **Strategic Expansion Opportunities**

+

~1.0-1.25%

Pricing

Value-Based Pricing | **Mix / Product Premiumization**

+

~1.0-1.25%

Underlying Market Growth Driving Volume

Repair / Replacement Demand | **Replacement Cycles**

Note: All growth rates based on management estimates. Forward looking target. Results may vary, see slide 2 for more information.

© 2026 Resideo Technologies | 65

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | **Financial Conviction**

resideo

Track record of consistent margin expansion


ADJUSTED GROSS MARGIN[2]
($M)
+360bps
Since 2023
Gross Profit as a % of Adjusted Revenue[1]
36.1%
38.2%
39.5%
39.7%
$1,003
$1,055
$1,130
$1,157
2023
2024
2025
LTM Q1'26


STANDALONE ADJUSTED EBITDA[3]
($M)
Standalone Adj. EBITDA Margin %[1]
16.9%
19.7%
20.3%
20.6%
$470
$544
$581
$599
2023
2024
2025
LTM Q1'26

12

Consecutive Quarters of Adjusted Gross Margin Expansion

+370bps

Adjusted EBITDA Margin Expansion Since 2023

[1]Adjusted Revenue is a non-GAAP financial measure in which intercompany sales from the Products & Solutions business to ADI have been adjusted to recognize them as if they had been third-party sales. FY23 Adjusted Revenue is further adjusted for the dispostion of the Genesis business. EBITDA and Gross Margin as a percent of Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides as well as the Basis of Presentation disclaimer on slide 2 for additional details. [2]Adjusted Gross Margin % is a non-GAAP financial measure comprised of reported Gross Profit divided by Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides for additional details. [3]Standalone Adjusted EBITDA is a non-GAAP metric which equals Adjusted EBITDA as reported for the Products & Solutions segment of Resideo, further adjusted for the estimated costs required to operate the post-Spinoff Company on a standalone basis as well as adjustments for profit in inventory on intercompany sales to ADI. Standalone Adjusted EBITDA margin equals Standalone Adjusted EBITDA divided by Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides for additional details.

© 2026 Resideo Technologies | 66

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction ADJUSTED GROSS MARGIN %1 • Shift to higher-margin products • Value-based pricing discipline • Supply chain productivity • Labor, overhead, and cost reductions PATH TO GROSS MARGIN EXPANSION Structural margin expansion driven by controllable levers © 2026 Resideo Technologies | 67 1Adjusted Gross Margin % is a non-GAAP financial measure which equals 2025 Gross Profit as reported by the Products & Solutions segment divided by Adjusted Revenue. Adjusted Revenue is a non-GAAP financial measure in which intercompany sales from the Products & Solutions business to ADI in the historical periods have been adjusted to recognize them as if they had been third-party sales. See the non-GAAP reconciliations in the Appendix to these slides and the Basis of Presentation disclaimer on slide 2 for additional details. Forward looking target. Results may vary, see slide 2 for more information. 39.5%1 ~43-45% 2025 Product Mix Pricing / Value Delivery Supply Chain & Cost Productivity 2030 Target

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction

resideo

Operating efficiency drives Adjusted EBITDA margin expansion

STANDALONE ADJUSTED EBITDA MARGIN %[1]


~9%
Adj. EBITDA CAGR
~23-25%
20.3%1
2025
Gross Margin Improvement
Operating Leverage & Cost Discipline
2030 Target

PATH TO ADJUSTED EBITDA MARGIN EXPANSION

- Scale benefits from higher R&D output
- Fixed-cost leverage
- SG&A discipline and efficiency
- Standalone model optimization

[1] Standalone Adjusted EBITDA is a non-GAAP metric which, equals Adjusted EBITDA as reported for the Products & Solutions segment of Resideo, further adjusted for the estimated costs required to operate the post-Spinoff Company on a standalone basis as well as adjustments for profit in inventory on intercompany sales to ADI. Standalone Adjusted EBITDA Margin equals Standalone Adjusted EBITDA divided by Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides for additional details. Forward looking target. Results may vary, see slide 2 for more information.

© 2026 Resideo Technologies | 68

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | Financial Conviction
resideo

High cash conversion drives strong free cash flow

ADJUSTED CAPEX[1] AS A % OF ADJUSTED REVENUE[2]


2.8%
2.0%
2.2%
2.2%
2023
2024
2025
LTM Q1'26

~2.0%
of Adjusted Revenue
2030 Target

STANDALONE ADJ. EBITDA[3] LESS ADJ. CAPEX CONVERSION[4]


83.4%
89.9%
89.3%
89.2%
2023
2024
2025
LTM Q1'26

92%+
Conversion
2030 Target

High-Margin, Capex-Light Business Model Supports Durable Free Cash Flow Generation

[1]Adjusted Capex is a non-GAAP financial measure; see the reconciliation in the Appendix to these slides for additional information. [2]Adjusted Revenue is a non-GAAP financial measure in which intercompany sales from the Products & Solutions business to ADI have been adjusted to recognize them as if they had been third-party sales. FY23 Adjusted Revenue is further adjusted for the disposition of the Genesis business. See the non-GAAP reconciliations in the Appendix to these slides as well as the Basis of Presentation disclaimer on slide 2 for additional details. [3]Standalone Adjusted EBITDA is a non-GAAP metric which equals Adjusted EBITDA as reported for the Products & Solutions segment further adjusted for estimated costs required to operate the post-Spinoff Company on a standalone basis as well as adjustments for profit in inventory on intercompany sales to ADI. Standalone Adjusted EBITDA margin equals Standalone Adjusted EBITDA divided by Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides for additional details. [4]Conversion calculated as (Standalone Adjusted EBITDA less Adjusted Capex) / Standalone Adjusted EBITDA. Forward looking target. Results may vary, see slide 2 for more information.

© 2026 Resideo Technologies | 69

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | **Financial Conviction**

resideo

Healthy balance sheet supports a clear path to <2.0x net leverage

EXPECTED CAPITAL STRUCTURE AT SPIN

~$2.1B Gross Debt	**~$2.0B** Net Debt
~$150M Cash	**BB/Ba2** Credit Ratings

~$650M
Total Liquidity[1]

NET LEVERAGE


~3.3x
Target
<2.0x
At Spin
(LTM Q1'26
Standalone Adj. EBITDA)
~24 Months Post-Spin Target

- **De-leveraging prioritized in near-term**
- **Targeting <2.0x net leverage within 24 months post-spin**
- **Established issuer with continued access to debt capital markets**

Note: All leverage figures are based on management estimates and are non-GAAP financial measures [1]Reflects cash balance at close of $150M and Revolver availability of $500M.
Forward looking target. Results may vary, see slide 2 for more information.

© 2026 Resideo Technologies | 70

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction CAPITAL ALLOCATION PRIORITY STACK Return of Capital Selective M&A Organic Reinvestment Near-Term Deleveraging 01 02 03 04 INVESTMENT FOCUS AREAS • Organic reinvestment focused on product expansion and product vitality • Selective M&A targeting core and core-adjacent growth opportunities • Priority areas of growth include Ventilation, Access Control, and other enhancements to security portfolio • Disciplined approach with clear ROIC thresholds; capital returns evaluated once leverage objectives are met Returns-based capital allocation guides strategic priorities © 2026 Resideo Technologies | 71

Our Winning Strategy | Our Differentiated Offering | Why We Win | Supply Chain Excellence | **Financial Conviction**

resideo

Resideo is well-positioned to drive long term value creation

GROWTH	PROFITABILITY	FREE CASH FLOW	CAPITAL ALLOCATION
Market Growth, Pricing and New Products	Margin Expansion Through Mix, Delivery, and Cost Discipline	Strong FCF[4] Conversion From Capex-light Model	Deleveraging While Reinvesting For Growth

Targeted Outcomes

4-5% Adjusted Revenue[1] CAGR Through 2030 Target	**23–25%** Standalone Adj. EBITDA[2] Margin (43–45% Adj. Gross Margin 2030 Target)	**92%+** Standalone Adj. EBITDA less Adj. Capex Conversion 2030 Target[3]	**<2.0x** Net Leverage Target Within ~24 Months Post-Spin

Driving sustainable value creation for shareholders

[1]Adjusted Revenue is a non-GAAP financial measure in which intercompany sales in historic periods from the Products & Solutions business to ADI have been adjusted to recognize them as if they had been third-party sales. See the non-GAAP reconciliations in the Appendix to these slides as well as the Basis of Presentation disclaimer on slide 2 for additional details. [2]Standalone Adjusted EBITDA is a non-GAAP metric which in the historic periods, equals Adjusted EBITDA as reported for the Products & Solutions segment of Resideo, further adjusted for the estimated costs required to operate the post-Spinoff Company on a standalone basis as well as adjustments for profit in inventory on intercompany sales to ADI. Standalone Adjusted EBITDA margin equals Standalone Adjusted EBITDA divided by Adjusted Revenue. See the non-GAAP reconciliations in the Appendix to these slides for additional details. [3]Conversion calculated as (Standalone Adjusted EBITDA less Adjusted Capex) / Standalone Adjusted EBITDA. Adjusted Capex is a non-GAAP financial measure, see reconciliation in Appendix. [4]Free cash flow defined as Standalone Adjusted EBITDA less Adjusted Capex.
Forward looking target. Results may vary, see slide 2 for more information.

© 2026 Resideo Technologies | 72

Our Winning Strategy Our Differentiated Offering Why We Win Supply Chain Excellence Financial Conviction Resideo is primed for profitable growth © 2026 Resideo Technologies | 73 UNIQUE FOOTPRINT IN THE HOME with comprehensive portfolio managing critical systems in the home HIGHLY DURABLE DEMAND through repair and replacement and new construction STRONG COMPETITIVE POSITION based on domain expertise, trusted brands and deep customer relationships

SVP, Sales & Marketing Scott Harkins SVP, Integrated Supply Chain & IT Patrick Murray Q&A President & CEO Tom Surran Global Head of Strategic Finance Chris Lee SVP, Engineering Scott Ziffra SVP, Strategy & Business Operations Amit Mehta © 2026 Resideo Technologies | 74

A Resideo Home: The Most Important Place in the World. © 2026 Resideo Technologies | 75

Appendix © 2026 Resideo Technologies | 76

Non-GAAP Adjusted Revenue and Adjusted Gross Margin reconciliations 1P&S Segment Reported Revenue and Gross Profit per filings. 2Adjusted for the Genesis disposition © 2026 Resideo Technologies | 77 ($ in millions) 2023 2024 2025 LTM Q1'26 Reported Revenue1 $2,672 $2,564 $2,688 $2,745 (-) Genesis disposition (106) -- -- -- (+) Addback of intercompany revenue eliminated on sales to ADI 2122 195 175 171 Adjusted Revenue $2,778 $2,759 $2,863 $2,916 Reported Gross Profit1 $1,032 $1,049 $1,131 $1,158 (-) Genesis disposition (22) -- -- -- (+/-) Profit in inventory on sales to ADI (6) 7 -- -- (-) Standalone Adjustments (1) (1) (1) (1) Adjusted Gross Profit $1,003 $1,055 $1,130 $1,157 Adjusted Gross Margin % 36.1% 38.2% 39.5% 39.7%

Non-GAAP Standalone Adjusted EBITDA reconciliation 1P&S Segment GAAP Income from Operations per filings. 2For 2024 and LTM Q1'26 periods, "Other" includes litigation settlements © 2026 Resideo Technologies | 78 ($ in millions) 2023 2024 2025 LTM Q1'26 GAAP Income from Operations1 $446 $503 $555 $546 (+) Stock based compensation 18 19 19 20 (+) Restructuring and impairment expense 27 14 5 11 (+) Other2 -- 7 -- 18 Non-GAAP Adj. Income from Operations $491 $543 $579 $596 (+) Depreciation & Amortization 71 68 77 80 Reported Adjusted EBITDA $562 $611 $656 $676 (-) Genesis Disposition (14) -- -- -- (+/-) Profit in inventory on sales to ADI (6) 7 (0) -- Further Adjusted EBITDA $542 $618 $656 $676 (-) Standalone Adjustments (71) (73) (76) (76) Standalone Adjusted EBITDA $470 $544 $581 $599

Non-GAAP Adjusted Capex reconciliation 12023 Capex includes $2mm of Capex related to corporate activities. No material Capex was recorded for Genesis in 2023 © 2026 Resideo Technologies | 79 ($ in millions) 2023 2024 2025 LTM Q1'26 Resideo Consolidated Reporting Capex (per filings) $105 $80 $116 $121 (-) ADI Capex (per Form-10) (27) (25) (54) (56) Adjusted Capex1 $78 $55 $62 $65

Non-GAAP reconciliation of Free Cash Flow & Free Cash Flow Conversion 1See non-GAAP reconciliations of Standalone Adjusted EBITDA and Adjusted Capex within prior slides of this Appendix. © 2026 Resideo Technologies | 80 ($ in millions) 2023 2024 2025 LTM Q1'26 Standalone Adjusted EBITDA (Standalone AEBITDA)1 $470 $544 $581 $599 Less: Adjusted Capex1 $78 $55 $62 $65 = Free Cash Flow (FCF) $392 $489 $519 $534 Free Cash Flow Conversion = FCF/Standalone AEBITDA 83.4% 89.9% 89.3% 89.2%